                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                     --------------------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                February 8, 2002


                                CABOT CORPORATION
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             (Exact name of registrant as specified in its charter)


           DELAWARE                       1-5667                       04-2271897
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(State or other jurisdiction)    (Commission File Number)    (IRS Employer Identification)


         TWO SEAPORT LANE, SUITE 1300, BOSTON, MASSACHUSETTS 02210-2019
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               (Address of principal executive offices) (Zip Code)

                                 (617) 345-0100
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              (Registrant's telephone number, including area code)




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Item 5.  OTHER EVENTS.

     On February 8, 2002, Cabot Corporation ("Cabot") completed the purchase of the remaining shares in Showa Cabot Supermetals KK (SCSM) in Japan, from its joint venture partner, Showa Denko KK. This transaction was previously announced on January 31, 2002. The text of Cabot's News Release dated January 31, 2002 is attached as Exhibit 99.1 to this Form 8-K. The text of Cabot's News Release dated February 8, 2002 is attached as Exhibit 99.2 to this Form 8-K.



Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         The following exhibits are filed herewith:

         99.1     Text of News Release dated January 31, 2002.

         99.2     Text of News Release dated February 8, 2002.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CABOT CORPORATION



                                           By: /s/ John A. Shaw
                                              ----------------------------------
                                              John A. Shaw
                                              Executive Vice President and Chief
                                              Financial Officer

Date:  February 22, 2002





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                                INDEX TO EXHIBITS

EXHIBIT
NUMBER          TITLE                                                      PAGE
-------         -----                                                      ----

99.1            News Release dated January 31, 2002.                        5

99.2            News Release dated February 8, 2002.                        6











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